CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the reference to our Firm under the caption "Independent Accountants" in the Prospectuses and in the Statement of Additional Information in this Post-Effective Amendment No. 39 to the Registration Statement of The Victory Portfolios on Form N-1A (File No. 33-8982).



                                                   /s/ COOPERS & LYBRAND L.L.P.
                                                   ----------------------------
                                                       COOPERS & LYBRAND L.L.P.

Columbus, Ohio
April 28, 1998